UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the registrant [X]
Filed by a party other than the registrant [_]

Check the appropriate box:
[_]      Preliminary proxy statement
[_]      Confidential, for use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))
[X]      Definitive proxy statement
[_]      Definitive additional materials
[_]      Soliciting material pursuant to Rule 14a-12

                         Sobieski Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


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(2)  Aggregate number of securities to which transactions applies:

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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

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[_]  Fee paid previously with preliminary materials

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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(4)  Date filed:

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

                              SOBIESKI BANCORP, INC.


                                                              September 24, 2001


Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of Sobieski Bancorp, Inc., I cordially invite you to attend the Company's Annual Meeting of Stockholders. The meeting will be held at 2:00 p.m., local time, on October 22, 2001 at the Company's main office, located at 2930 W. Cleveland Road, South Bend, Indiana.

         An important aspect of the meeting process is the stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. Stockholders are being asked to elect three directors and ratify the appointment of Crowe, Chizek and Company LLP as the Company's independent auditors. The Board of Directors recommends that you vote FOR the Board's nominees for election as directors and FOR the ratification of the appointment of Crowe, Chizek and Company LLP as the Company's independent auditors.

         In addition to the stockholder vote on corporate business items, the meeting will include management's report to you on Sobieski Bancorp, Inc.'s fiscal 2001 financial and operating performance.

         I encourage you to attend the meeting in person. Whether or not you attend the meeting, please read the enclosed proxy statement and then complete, sign and date the enclosed proxy card and return it in the postage prepaid envelope provided. This will save Sobieski Bancorp, Inc. additional expense in soliciting proxies and will ensure that your shares are represented. Please note that you may vote in person at the meeting even if you have previously returned the proxy.

         Thank you for your attention to this important matter.

                                   Sincerely,


                                /s/ Thomas F. Gruber
                                ---------------------
                                Thomas F. Gruber
                                President and Chief Executive Officer

                             SOBIESKI BANCORP, INC.
                             2930 W. Cleveland Road
                            South Bend, Indiana 46628
                                 (219) 271-8300

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be Held on October 22, 2001


         Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Sobieski Bancorp, Inc. (the "Company") will be held at the Company's main office, located at 2930 W. Cleveland Road, South Bend, Indiana at 2:00 p.m., South Bend, Indiana time, on October 22, 2001.

         A Proxy Card and a Proxy Statement for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon:

         1.  the election of three directors of the Company;

         2. the ratification of the appointment of Crowe, Chizek and Company LLP as the independent auditors of the Company for the fiscal year ending June 30, 2002;

and such other matters as may properly come before the Meeting, or any adjournments or postponements thereof. The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned or postponed. Stockholders of record at the close of business on September 14, 2001 are the stockholders entitled to vote at the Meeting and any adjournments or postponements thereof.

         You are requested to complete and sign the enclosed form of proxy, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                         BY ORDER OF THE BOARD OF DIRECTORS



                                         /s/ Thomas F. Gruber
                                         --------------------
                                         Thomas F. Gruber
                                         President and Chief Executive Officer


South Bend, Indiana
September 24, 2001


--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT



                             Sobieski Bancorp, Inc.
                             2930 W. Cleveland Road
                            South Bend, Indiana 46628
                                 (219) 271-8300


                         ANNUAL MEETING OF STOCKHOLDERS
                                October 22, 2001



         This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of Sobieski Bancorp, Inc. (the "Company"), the parent company of Sobieski Bank (the "Bank"), of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the Company's main office, located at 2930 W. Cleveland Road, South Bend, Indiana, on October 22, 2001, at 2:00 p.m., South Bend, Indiana time, and all adjournments or postponements of the Meeting. The accompanying Notice of Annual Meeting, this Proxy Statement and the enclosed form of proxy are first being mailed to stockholders on or about September 24, 2001.

         At the Meeting, stockholders of the Company are being asked to consider and vote upon (i) the election of three directors and (ii) the ratification of the appointment of Crowe, Chizek and Company LLP as independent auditors for the Company for the fiscal year ending June 30, 2002.

Vote Required and Proxy Information

         All shares of the Company's common stock represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the director nominees named in this Proxy Statement and for the ratification of the appointment of Crowe, Chizek and Company LLP as independent auditors for the Company. The Company does not know of any matters, other than as described in the Notice of Annual Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the Board of Directors, as proxy for the stockholder, will have the discretion to vote on such matters in accordance with their best judgment.

         Directors will be elected by a plurality of the votes cast. The ratification of the appointment of Crowe, Chizek and Company LLP as the Company's independent auditors requires the affirmative vote of a majority of the votes cast on the matter. In the election of directors, stockholders may either vote "FOR" all nominees for election or withhold their votes from any one or more nominees for election. Votes that are withheld and shares held by a broker, as nominee, that are not voted (so-called "broker non-votes") in the election of directors will not be included in determining the number of votes cast. For the proposal to ratify the appointment of the independent auditors, stockholders may vote "FOR," "AGAINST" or "ABSTAIN" with respect to this proposal. Proxies marked to abstain will have the same effect as votes against the proposal, and broker non-votes will have no effect on the proposal. The holders of at least one-third of the outstanding shares of the common stock, present in person or represented by proxy, will constitute a quorum for purposes of the Meeting. Proxies marked to abstain and broker non-votes will be counted for purposes of determining a quorum.

         A proxy given pursuant to the solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting, or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Secretary, Sobieski Bancorp, Inc., 2930 W. Cleveland Road, South Bend, Indiana 46628.

Voting Securities and Certain Holders Thereof

         Stockholders of record as of the close of business on September 14, 2001 will be entitled to one vote for each share of common stock then held. As of that date, there were 671,962 shares of common stock issued and outstanding. The following table sets forth, as of September 14, 2001, information regarding share ownership of (i) those persons or entities known by management to beneficially own more than five percent of the common stock and (ii) all directors and executive officers of the Company and the Bank as a group. The address for each of the Employee Stock Ownership Plan, Mr. Urbanski and Mr. Gruber is: c/o Sobieski Bancorp, Inc., 2930 W. Cleveland Road, South Bend, Indiana 46628.


                                                          Shares
                                                      Beneficially    Percent
          Beneficial Owner                                Owned       of Class
-------------------------------------------------------------------------------


Sobieski Bancorp, Inc. Employee Stock Ownership Plan     74,074(1)      11.02%

Robert J. Urbanski                                       53,363(2)       7.85
Chairman of the Board

Thomas F. Gruber                                         38,888(3)       5.59
President and Chief Executive Officer

Directors and executive officers of the Company         175,109(4)      23.95
 and the Bank, as a group (9 persons)

------------------------
(1) The amount reported represents shares held by the Company's Employee Stock Ownership Plan ("ESOP"), 44,290 of which have been allocated to the accounts of participants. First Source Bank, South Bend, Indiana, the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to accounts of participants. Participants in the ESOP are entitled to instruct the trustee as to the voting of shares allocated to their accounts under the ESOP. Unallocated shares held by the ESOP are voted by the trustee in the same manner that the trustee is instructed to vote by a majority of the plan participants who instruct the trustee as to the manner of voting the shares allocated to their plan accounts.

(2) Includes 1,932 shares awarded as restricted stock under the Company's Recognition and Retention Plan (the "RRP") to Mr. Urbanski which have vested (and which have become free of all restrictions originally placed thereon) and 4,830 shares which Mr. Urbanski has the right to acquire pursuant to exercisable stock options granted under the Company's 1995 Stock Option and Incentive Plan (the "Stock Option Plan").

(3) Includes 9,660 shares awarded as restricted stock under the RRP to Mr. Gruber which have vested or will vest (and which have or will become free of all restrictions originally placed thereon) within 60 days of September 14, 2001 and 24,150 shares which Mr. Gruber has or will within 60 days of September 14, 2001 have the right to acquire pursuant to stock options granted under the Stock Option Plan.

(4) Amount includes shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, shares held in a fiduciary capacity or by certain family members, with respect to which the group members may be deemed to have sole or shared voting and/or investment powers. Amount also includes 59,302 shares subject to options granted under the Stock Option Plan currently exercisable or which will become exercisable within 60 days of September 14, 2001 and 20,790 shares awarded as restricted shares under the RRP that have vested or will vest (and which have or will become free of all restrictions originally placed thereon) within 60 days of September 14, 2001.

                       PROPOSAL I - ELECTION OF DIRECTORS


         The Company's Board of Directors is presently comprised of six members, each of whom also is a director of the Bank. The directors are divided into three classes and are generally elected to serve for three-year terms. The Company notes with sadness the death of Director George J. Aranowski in August 2001. Mr. Aranowski joined Sobieski as a director of the Bank in 1973. His guidance and dedication to the Company's success will be missed. Following the death of Mr. Aranowski, the Board reduced the number directors from seven to six.

         The following table sets forth certain information regarding the Company's Board of Directors, including each director's term of office. The Board of Directors acting as the nominating committee has recommended and approved the nominees identified in the following table. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominee) will be voted at the Meeting for the election of the nominees identified below. If any nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve, if elected. Except as disclosed in this Proxy Statement, there are no arrangements or understandings between any director or nominee and any other person pursuant to which the director or nominee was selected.

                                                                                                Shares of Common
                           Age at                                                   Term      Stock-Beneficially        Percent
                          June-30,                                     Director      to             Owned-at              of
            Name            2001            Position(s) Held           Since(1)    Expire     September-14, 2001(2)      Class
--------------------------------------------------------------------------------------------------------------------------------
                                              NOMINEES
                                              --------
Richard J. Cullar            46      Director                           1999         2004              3,204              0.48%
Leonard J. Dobosiewicz       60      Director                           1977         2004             12,762              1.89
Joseph A. Gorny              59      Director                           1993         2004             26,262              3.88

                                     DIRECTORS CONTINUING IN OFFICE
                                     ------------------------------
Thomas F. Gruber             58      President and Chief Executive      1981         2002             38,888              5.59
                                     Officer and Director
Joseph F. Nagy               53      Vice Chairman and Director         1985         2002             14,662              2.17
Robert J. Urbanski           49      Chairman of the Board              1991         2003             53,363              7.85

------------------------

(1) Includes service as a director of the Bank.

(2) Includes shares held directly, as well as shares held in retirement accounts, held by certain members of the named individuals' families, or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which shares the named individuals may be deemed to have sole or shared voting and/or investment powers. Also includes 1,932, 4,830, 4,830, 24,150, 4,380 and 4,830 shares which Messrs. Cullar,
    Dobosiewicz, Gorny, Gruber, Nagy and Urbanski, respectively, currently or will within 60 days of September 14, 2001 have the right to acquire pursuant to stock options granted under the Stock Option Plan and 772, 1,932, 1,932, 9,660, 1,932, and 1,932 shares awarded as restricted stock under the RRP to Messrs. Cullar, Dobosiewicz, Gorny, Gruber, Nagy and Urbanski, respectively, which have vested or will vest (and which have or will become free of all restrictions originally placed thereon) within 60 days of September 14, 2001
    .

         The business experience of each director and director nominee is set forth below. All directors and director nominees have held their present positions for at least the past five years, except as otherwise indicated.

         Richard J. Cullar. Mr. Cullar is President of Cullar & Associates, a public accounting firm.

         Leonard J. Dobosiewicz. Mr. Dobosiewicz has been in the maintenance profession at local schools.

         Joseph A. Gorny. Mr. Gorny is in the real estate business and is also the owner of a liquor store.

         Thomas F. Gruber. Mr. Gruber became the President and Chief Executive Officer of the Company and the Bank in September 1996. Prior to becoming President and Chief Executive Officer, Mr. Gruber was the State Editor of the South Bend Tribune.

         Joseph F. Nagy. Mr. Nagy is the Auditor of St. Joseph County, Indiana.

         Robert J. Urbanski. Mr. Urbanski is President of Trans Tech Electric Co., an electrical contractor in South Bend.


Board of Directors' Meetings and Committees

         Board and Committee Meetings of the Company. Meetings of the Company's Board of Directors are held on at least a quarterly basis. The Board of Directors met 12 times during the fiscal year ended June 30, 2001. During fiscal 2001, no incumbent director of the Company attended fewer than 75% of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served.

         The Board of Directors of the Company has standing Audit and Compensation Committees.

         The Audit Committee recommends independent auditors to the Board, reviews the results of the auditors' services and performs certain internal audit functions. The members of the Audit Committee are Directors Cullar, Nagy and Urbanski. During fiscal 2001, this committee met six times. For additional information regarding the Audit Committee, see "Audit Committee Matters" below.

         The Compensation Committee is currently comprised of Directors Cullar, Nagy and Urbanski. The Compensation Committee is responsible for administering the Stock Option Plan and the RRP. The Compensation Committee met twice during fiscal 2001.

         The entire Board of Directors acts as a nominating committee for selecting nominees for election as directors. While the Board of Directors of the Company will consider nominees recommended by stockholders, the Board has not actively solicited such nominations. The Board of Directors met once in fiscal 2001 in its capacity as a nominating committee.

         Pursuant to the Company's bylaws, nominations for directors by stockholders must be made in writing and delivered to the Secretary of the Company at least 90 days prior to the meeting date. If, however, less than 100 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, nominations must be received by the Company not later than the close of business on the tenth day following the later of the day on which notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made. In addition to meeting the applicable deadline, nominations must be accompanied by certain information specified in the Company's bylaws.

         Board and Committee Meetings of the Bank. Meetings of the Bank's Board of Directors are generally held on a monthly basis. The Board of Directors of the Bank held 15 meetings during the year ended June 30, 2001. No incumbent director attended fewer than 75% of the total number of meetings held by the Board of Directors and by all committees of the Board of Directors on which he served during the year.

Audit Committee Matters

         Audit Committee Report. The Audit Committee of the Company's Board of Directors has issued the following report with respect to the audited financial statements of the Company for the fiscal year ended June 30, 2001:

         o The Audit Committee has reviewed and discussed with the Company's management the Company's fiscal 2001 audited financial statements;

         o The Audit Committee has discussed with the Company's independent auditors (Crowe, Chizek and Company LLP) the matters required to be discussed by Statement on Auditing Standards No. 61;

         o The Audit Committee has received the written disclosures and letter from the independent auditors required by Independence Standards Board No. 1 (which relates to the auditors' independence from the Company) and has discussed with the auditors their independence from the Company; and

         o Based on the review and discussions referred to in the three items above, the Audit Committee recommended to the Board of Directors that the fiscal 2001 audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2001.

         Submitted by the Audit Committee of the Company's Board of Directors:

                                Richard J. Cullar
                                 Joseph F. Nagy
                               Robert J. Urbanski

         Independence of Members and Audit Committee Charter. Each of Messrs. Cullar, Nagy and Urbanski is "independent" under the definition of independence contained in the National Association of Securities Dealers' listing standards for the Nasdaq Stock Market. The Company has adopted a written charter for the audit committee. A copy of the charter is attached to this proxy statement as Appendix A.

Director Compensation

         Fees. Directors are paid $500 per month for each meeting of the Company's Board of Directors attended and an additional $500 for each meeting of the Bank's Board of Directors attended. Directors are generally also paid a fee of $100 for each Board committee meeting attended. In addition, during fiscal 2001, Mr. Urbanski received $400 per month for serving as Chairman of the Board of Directors of the Company and Mr. Nagy received $200 per month for serving as Vice Chairman of the Board of Directors of the Company. As noted above, each director of the Company also serves as a director of the Bank.

         Fee Continuation Plans. Effective July 1, 1998, the Company adopted the Sobieski Bancorp, Inc. Fee Continuation Plan for Retired Directors and the Bank adopted the Sobieski Bank Fee Continuation Plan for Retired Directors. The plans operate in the same manner and each plan provides for payment of a specified amount to each eligible director upon the occurrence of the later of (i) the director's attainment of age 70 or (ii) the termination of the director as a member of the Company's Board of Directors (under the Company's plan) or the Bank's Board of Directors (under the Bank's plan) ("Payment Event"). Specifically, upon the occurrence of a Payment Event with respect to an eligible director, the director will be entitled to be paid approximately $333 per month under each plan ($666 under both plans) for ten years, beginning on the first day of the month following the Payment Event. The Company and the Bank maintain life insurance contracts on the directors to provide funding for their retirement obligations under the plans.

         To be eligible to participate in the plans, a person must have been a member of the Company's Board of Directors (for the Company's plan) or the Bank's Board of Directors (for the Bank's plan) as of June 30, 1998, or have become a member of the Company's or the Bank's Board of Directors after June 30, 1998 and serve in that capacity for five full consecutive years. Each plan provides that if an eligible director's death occurs before commencement of the payments described above or while the payments are being made to the director, then the director's spouse will be entitled to receive such benefits as if the director were alive. If the deceased eligible director had no spouse, all benefits will terminate upon the director's death. As noted above, each director of the Company is also a director of the Bank.

Executive Compensation

         The Company has not paid any compensation to its executive officers since its formation. However, the Company does reimburse the Bank for services performed on behalf of the Company by its officers. The Company does not presently anticipate paying any compensation to such persons until it becomes actively involved in the operation or acquisition of businesses other than the Bank.

         The following table sets forth information concerning the compensation paid or accrued by the Bank for services rendered by Thomas F. Gruber, the Company's and the Bank's Chief Executive Officer. No executive officer of the Company or the Bank earned a salary and bonus for fiscal 2001 in excess of $100,000.

                                     Summary Compensation Table
----------------------------------------------------------------------------------------------------------------------
                                                                             Long-Term Compensation
                         Annual Compensation                                       Awards
-------------------------------------------------------------------------  ---------------------------

                                                             Other Annual   Restricted                    All Other
                               Fiscal    Salary     Bonus    Compensation      Stock        Options/    Compensation
 Name and Principal Position    Year     ($)(1)      ($)         ($)       Awards ($)(2)    SARs (#)       ($)(3)
------------------------------ ------- ---------- --------- -------------- ------------- ------------- ---------------
Thomas F. Gruber, President     2001      $98,899   $---         ---           $ ---          ---          $13,250
and Chief Executive Officer     2000       89,670    ---         ---            ---           ---          12,515
                                1999       85,031    ---         ---            ---           ---          19,714
====================================== ========== ========= ============== ============= ============= ===============


------------------------
(1) Amounts include fees of $12,500, $18,050 and $18,390 and $18,000 for Mr.
    Gruber's service as a director of the Company and the Bank during fiscal 2001, 2000 and 1999, respectively.

(2) Based on the closing price per share of the Company's common stock on June 29, 2001 ($13.25), the 1,545 restricted shares held by Mr. Gruber as of that date had an aggregate market value of $20,471.

(3) For 2001, 2000 and 1999, includes employer contributions under the Bank's 401(k) Plan of $1,293, $1,071 and $974, respectively, term life insurance premiums paid by the Bank for Mr. Gruber's benefit of $1,277, $1,277 and $2,552, respectively, and allocations for 2001, 2000 and 1999 to Mr. Gruber's ESOP account valued at $10,680, $10,167 and $16,188, respectively.

         The following table sets forth information regarding stock options exercised by Mr. Gruber during fiscal 2001 and the number and value of unexercised stock options held by Mr. Gruber at June 30, 2001.

                       AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
                                             OPTION/SAR VALUES
------------------------------------------------------------------------------------------------------------------
                                                         Number of Unexercised           Value of Unexercised
                                                            Options/SARs at           In-the-Money Options/SARs
                                                              FY-End (#)                   at FY-End ($)(1)
                                                     ----------------------------- -------------------------------
                         Shares
                       Acquired on        Value
       Name            Exercise (#)    Realized ($)   Exercisable    Unexercisable   Exercisable     Unexercisable
------------------------------------ -------------- -------------- --------------- --------------- ---------------
 Thomas F. Gruber          ---             ---          20,286          3,864         $10,747          $1,932
==================================== ============== ============== =============== =============== ===============

         Employment Agreement with Mr. Gruber. On September 30, 1996, the Bank entered into an employment agreement with Mr. Gruber providing for an initial term of three years (the "Employment Agreement"). The Employment Agreement provides for an annual salary in an amount not less than Mr. Gruber's salary as of the date on which the Employment Agreement was executed and provides for an annual extension of the term of the Employment Agreement by one year on each anniversary of its execution, subject to the performance of an annual evaluation by disinterested members of the Board of Directors of the Bank. The term of the Employment Agreement has been extended pursuant to this provision on each anniversary of the agreement's execution that has occurred to date. The Employment Agreement also provides for termination in the event of Mr. Gruber's death, for cause or in certain events specified by the regulations of the Office of Thrift Supervision. The Employment Agreement is also terminable by Mr. Gruber upon 90 days' notice to the Bank.

         The Employment Agreement provides for payment to Mr. Gruber of an amount equal to 299% of his five-year average base compensation, if his employment is involuntarily terminated in connection with or within 12 months after a "change in control" of the Bank or the Company. If Mr. Gruber's employment had been terminated as of June 30, 2001 under circumstances entitling him to severance pay as described above, he would have been entitled to receive a lump sum cash payment of approximately $272,688.

         Supplemental Executive Retirement Plan. Effective July 1, 1998, the Bank adopted the Sobieski Bank Supplemental Executive Retirement Plan (the "SERP") for the benefit of Mr. Gruber. The SERP provides for payment of a specified amount to Mr. Gruber, as President of the Bank, upon the occurrence of the later of (i) Mr. Gruber's attainment of age 65 or (ii) the termination (other than for cause) of Mr. Gruber as President of the Bank ("Payment Event"). Specifically, upon the occurrence of a Payment Event, Mr. Gruber will be entitled to begin receiving payment of an amount equal to two percent of his base annual salary in effect as of the date of termination of his employment as President of the Bank, multiplied by the number of full years he was employed as President of the Bank, beginning on June 30, 1998 and ending on the effective date of termination (the "Benefit"). The Benefit will be paid to Mr. Gruber for each of the ten years following the Payment Event and will be paid monthly beginning on the first day of the month following the Payment Event. The Bank maintains a life insurance contract on Mr. Gruber to provide funding for the Bank's retirement obligations under the SERP.

         To be eligible to receive the Benefit, Mr. Gruber must serve as President of the Bank for a period of five consecutive years, beginning on June 30, 1998 and ending on June 29, 2003. The SERP provides that if Mr. Gruber dies before commencement of payment of the Benefit, or while the Benefit is being paid, then Mr. Gruber's spouse will be entitled to receive such payments as if Mr. Gruber were alive.

Certain Transactions

         The Bank has followed a policy of granting loans to eligible directors, officers, employees and members of their immediate families for the financing of their personal residences and for other purposes. All loans to directors and executive officers are required to be made in the ordinary course of business and on substantially the same terms, including collateral and interest rates, as those prevailing at the time for comparable transactions and do not involve more than the normal risk of collectibility. Directors and officers are, however, as are employees of the Bank, generally entitled to a 1% reduction in the interest rate on any loan secured by their primary residence from the then current market interest rate, as long as they continue to serve as a director, officer or employee. All loans to directors and officers were performing in accordance with their terms at June 30, 2001.

        PROPOSAL II - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         On April 19, 2000, the Company terminated the appointment of Pricewaterhouse Coopers LLP as the Company's principal accountants. The decision to change accountants was approved by the audit committee of the Company's Board of Directors.

         During the Company's fiscal years ended June 30, 1999 and 1998 and any subsequent interim period from July 1, 1999 through April 19, 2000, there were no disagreements with Pricewaterhouse Coopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to their satisfaction, would have caused them to make reference to the subject matter of the disagreements in connection with their report.

         The audit report of Pricewaterhouse Coopers LLP on the Company's consolidated financial statements as of and for the years ended June 30, 1999 and 1998, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

         On April 19, 2000, the Company engaged Crowe, Chizek and Company LLP as the Company's principal accountants. The Board of Directors of the Company has renewed the Company's arrangement for Crowe, Chizek and Company LLP to be the Company's independent auditors for the fiscal year ending June 30, 2002, subject to ratification of this appointment by the Company's stockholders at the Meeting. Representatives of Crowe, Chizek and Company LLP are expected to attend the Meeting to respond to appropriate questions and to make a statement if they so desire.

         For the fiscal year ended June 30, 2001, Crowe, Chizek and Company LLP provided various audit and non- audit services to the Company. Set forth below are the aggregate fees billed for these services:

         (a) Audit Fees: Aggregate fees billed for professional services rendered for the audit of the Company's fiscal 2001 annual financial statements and review of financial statements included in the Company's Quarterly Reports on Form 10-QSB for fiscal 2001:
             $38,600.

         (b) Financial Information Systems Design and Implementation Fees: $0.

         (c) All other fees: $54,249.

         The Audit Committee of the Company's Board of Directors has considered whether the provision of services covered by item (c) above is compatible with maintaining the independence of Crowe, Chizek and Company LLP.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF CROWE, CHIZEK AND COMPANY LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2002.

                              STOCKHOLDER PROPOSALS


         Stockholder proposals intended to be presented at the Company's next annual meeting must be received by its Secretary at the administrative office of the Company, located at 2930 W. Cleveland Road, South Bend, Indiana 46628, no later than May 27, 2002 to be eligible for inclusion in the Company's proxy statement and form of proxy relating to the next annual meeting. Any such proposal will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and as with any stockholder proposal (regardless of whether included in the Company's proxy materials), the Company's certificate of incorporation and bylaws and Delaware law.

         To be considered for presentation at the next annual meeting, but not for inclusion in the Company's proxy statement and form of proxy for that meeting, proposals must be received by the Company at least 90 days before the date of the meeting. If, however, less than 100 days' notice or prior public disclosure of the date of the next annual meeting is given or made to stockholders, proposals must instead be received by the Company by the tenth day following the day on which notice of the date of the next annual meeting is mailed or public announcement of the date of the next annual meeting is first made. If a stockholder proposal that is received by the Company after the applicable deadline for presentation at the next annual meeting is raised at the next annual meeting, the holders of the proxies for that meeting will have the discretion to vote on the proposal in accordance with their best judgment and discretion, without any discussion of the proposal in the Company's proxy statement for the next annual meeting.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons owning more than 10% of a registered class of the Company's equity securities, to file periodic reports of ownership and changes in ownership with the SEC and to provide the Company with copies of such reports. Based solely upon information provided to the Company by the directors and officers subject to Section 16(a), all Section 16(a) filing requirements applicable to such persons were complied with during fiscal 2001.


                                  OTHER MATTERS

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. If, however, any other matter should properly come before the Meeting, the Board of Directors, as proxy for the stockholder, will act on such matter in accordance with its best judgment.

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and the Bank may solicit proxies personally or by telegraph or telephone without additional compensation.

              CHARTER FOR THE BOARD OF DIRECTORS AUDIT COMMITTEE OF
                             SOBIESKI BANCORP, INC.
                               (REVISED JUNE 2000)


MISSION STATEMENT

The Audit Committee will assist the Board of Directors in fulfilling its oversight responsibilities. The Committee will review the system of internal control, the financial reporting process, the internal and external audit processes, and the process for monitoring compliance with laws and regulations.

In performing its duties, the Committee will maintain working relationships with the Board of Directors, management, and internal and external auditors. To effectively perform his or her role, each member must obtain an understanding of the detailed responsibilities of Committee membership as well as the Company's business, operations, regulatory environment, and risks.


     Internal                                   Financial
     Control                                    Reporting

------------------                          ------------------
                            AUDIT
                          COMMITTEE

    Internal/                                   Regulatory
     External                                    Matters
      Audit
------------------                          ------------------


ORGANIZATION

The Committee should be composed of three Board members who possess the following qualifications:

         o   Independence (discussed below).
         o   "Financial literacy." (1)
         o   Integrity.
         o   Inquisitiveness and independent judgment.
         o An understanding of the Company's business, its risks, and its controls.
         o The time and energy necessary to perform the required duties in a capable manner.

In addition, at least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities.

         -----------------------------------------------------------------
         (1) "Financial literacy" means the ability to read and understand financial statements, including the Company's balance sheet, statement of income, statement of cash flows, and related footnotes.
         -----------------------------------------------------------------

In order to build upon the experiences of the members in serving on the Committee, membership will not be rotated except where unavoidable.

INDEPENDENCE

Because the Committee is responsible for overseeing the financial reporting and internal audit processes, it must often question management and may take positions contrary to management or the Board. Consequently, independence from management is an essential quality for committee members. An "independent" Director is a person other than an officer or employee of the Company or its subsidiaries or any other person having a relationship which, in the opinion of the Board of Directors would interfere with the exercise of independent judgment in carrying out the responsibilities of a Director. The following persons shall not be considered independent:

         o A Director who is employed by the Corporation or any of its affiliates for the current year or any of the past three years.

         o A Director who receives $60,000 or more in compensation from the Corporation or any of its affiliates during the previous fiscal year, other than compensation for Board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation.

         o A Director who is a member of the immediate family of a person who is, or has been in any of the past three years, employed by the Corporation or any of its affiliates as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mother-father-brother-sister- son or daughter-in-law, and anyone who resides in such person's home.

         o A Director who is a partner in, or a controlling shareholder or executive officer of, any for-profit business organization to which the Corporation made, or from which the Corporation received, payments (other than those arising solely from investments in the Corporation's securities) that exceed 5% of the Corporation's or the business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years.

         o A Director who is employed as an executive of another entity where any of the Corporation's executives serve on that entity's compensation committee.

MEETINGS

The Committee will meet regularly, although the exact number of meetings will depend upon circumstances. Less than the entire Committee may meet to perform specific functions, as directed by the chairperson. The chairperson will schedule meetings and prepare the agenda.

ROLES AND RESPONSIBILITIES

A. Internal Control

         o Evaluate whether management is setting the appropriate "tone at the top" by communicating the importance of internal control and ensuring that all employees and Directors possess an understanding of their roles and responsibilities.

         o Ensure that computer systems and applications have been reviewed for security and that contingency plans exist in case of a systems breakdown.

         o Ensure that internal control recommendations from auditors and from the Committee have been implemented by management.

         o Ensure that auditors keep the Committee informed about fraud, illegal acts, internal control deficiencies, and other matters.

B. Financial Reporting

General

         o Review significant accounting and reporting issues, including recent professional and regulatory pronouncements, understand their impact on the financial statements, and make recommendations to the Board about adoption, implementation, and interpretation of accounting and reporting rules.

         o Inquire of management and auditors about significant risks and exposures and about plans to minimize such risks.

Annual Financial Statements

         o Review the annual financial report to determine if it is complete, accurate, and reflects appropriate accounting principles.

         o Inquire about complex or unusual transactions, such as pension plans, asset valuation, and derivatives, and determine that the accounting treatment of such items is appropriate.

         o Inquire about areas involving significant estimates, such as loan loss allowance or litigation reserves, and determine that the estimates used are reasonable and appropriate.

         o Meet with management and external auditors to review the audit plan and the audit results.

         o Consider management's handling of proposed audit adjustments and the reason for such adjustments.

         o Review the annual (10-K) report before its release and determine whether the information is accurate, complete, and consistent with members' knowledge about the Company and its operations. Based on this review, recommend that the audited financial statements be included (or not) in the Form 10- K.

         o Ensure that external auditors communicate required matters concerning internal control, management recommendations, and the conduct of the audit.

Interim Financial Statements

         o Understand how management develops and prepares monthly and quarterly reports and the extent to which they are reviewed by external auditors.

         o Meet with management and external auditors (either in person or telephonically) to review quarterly reports before issuance.

         o Make inquiries of management, and obtain satisfactory explanations, about:

                  ->     Significant variations to budget.
                  ->     Whether ratios and relationships are consistent with
                         expected results.
                  ->     Whether generally accepted accounting principles have
                         been consistently applied.
                  ->     Actual or proposed changes in accounting or reporting
                         practices.
                  ->     Significant or unusual events or transactions.
                  ->     Whether the Company's internal controls are functioning
                         effectively.
                  ->     Whether the Company has complied with agreements with
                         outside parties.
                  ->     Whether the statements contain adequate and appropriate
                         disclosures.

C. Internal Audit Process

         o Review the activities and organizational structure of the internal audit function.

         o If there is an internal auditor, review his or her qualifications and concur in his or her hiring or replacement.

         o If there is no internal auditor, consider performing, or contracting performance of, limited internal audit procedures in areas considered to be high risk.

D. External Audit Process

         o Ensure that the external auditor's proposed audit scope and approach is appropriate for the Company's needs.

         o Ensure the independence of the external auditors by reviewing any non-audit services provided and obtaining a formal written statement from the auditors delineating all relationships between the auditors and the Company, consistent with Standard 1 of the Independence Standards Board.

         o Review the performance and related cost of the external auditors and recommend to the Board the appointment, or discharge, of the auditors.

E. Compliance with Laws and Regulations

         o Review the effectiveness of the system for monitoring compliance with laws and regulations the Company is subject to and the results of management's investigation and follow-up (including disciplinary action) for any fraudulent acts or accounting irregularities.

         o Obtain periodic updates from management, general counsel, and tax director about compliance.

         o Determine that all regulatory compliance matters have been considered in the preparation of the financial statements.

         o Review findings of examinations by regulatory agencies, such of the Office of Thrift Supervision, and determine that management's response to all findings is appropriate.

F. Other Responsibilities

         o Report regularly to the Board about Committee activities and make appropriate recommendations.

         o Review with legal counsel any legal matters that could have a significant impact on the financial statements.

         o Review policies and procedures for officers' expenses and perquisites.

         o If necessary, institute special investigations and, if appropriate, hire special counsel or experts for assistance.

         o        Perform other oversight functions, as requested by the Board.

         o Annually, review and reassess the adequacy of the charter, and recommend necessary changes to the Board.

X   PLEASE MARK VOTES
    AS IN THIS EXAMPLE

                                 REVOCABLE PROXY
                             SOBIESKI BANCORP, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                                October 22, 2001

     The undersigned hereby appoints the Board of Directors of Sobieski Bancorp, Inc. (the "Company"), and its survivor, with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held on October 22, 2001 at the Company's main office, located at 2930 W. Cleveland Road, South Bend, Indiana, at 2:00 p.m., local time, and at any and all adjournments and postponements thereof, as follows:

1. The election of the following directors for three year terms (except as marked to the contrary):

     RICHARD J. CULLAR                                           For  All
     LEONARD J. DOBOSIEWICZ             For       Withhold        Except
     JOSEPH A. GORNY                    [_]         [_]            [_]


INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------


2. The ratification of the appointment of Crowe, Chizek and Company LLP as independent auditors for the Company for the fiscal year ending June 30, 2002

                    For        Against        Abstain
                    [_]          [_]            [_]

     In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.

     The Board of Directors recommends a vote"FOR" the nominees named herein and"FOR" the ratification of the appointment of Crowe, Chizek and Company LLP.

     THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED HEREIN AND FOR THE RATIFICATION OF THE APPOINTMENT OF CROWE, CHIZEK AND COMPANY LLP. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY THE BOARD OF DIRECTORS IN ITS BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.


Please be sure to sign and date              Date __________________________
  this Proxy in the box below.


____________________________________________________________________________
   Stockholder sign above                Co-holder (if any) sign above



=> Detach above card, sign, date and mail in postage-paid envelope provided. =>

                             SOBIESKI BANCORP, INC.

--------------------------------------------------------------------------------
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     This Proxy may be revoked at any time before it is voted by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than this Proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of this Proxy). If this Proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

     The above signed acknowledges receipt from the Company, prior to the execution of this Proxy, of Notice of the Meeting, a Proxy Statement and the Company's Annual Report to Stockholders for the fiscal year ended June 30, 2001.

     Please sign exactly as your name appears above on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

          PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN
                      THE ENCLOSED POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

------------------------------
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